                                                                   EXHIBIT 10.20

                                PLEDGE AGREEMENT

         This Pledge Agreement (this "Pledge Agreement") is made and entered into as of May 4, 1999 between Ronald N. Hoge, an individual ("Pledgor"), and MagneTek, Inc., a Delaware corporation ("MagneTek" or "Pledgee").

                              W I T N E S S E T H:

         A. Pledgor is a party to a Secured Promissory Note dated October 7, 1997 in the amount of $1,000,000.00 (the "1997 Note").

         B. Pledgee and Pledgor have agreed to consolidate and extend the maturity dates of five unsecured promissory notes (the "Unsecured Notes") into one promissory note in the amount of $1,307,761.68 pursuant to a Secured Promissory Note dated May 4, 1999 (the "1999 Note" and, collectively with the 1997 Note, the "Notes").

         C. Pledgor is the owner of 150,000 shares of MagneTek common stock (the "Pledged Stock"). Pledgor intends by the execution and delivery of this Pledge Agreement to secure to Pledgee the performance of the terms, covenants and agreements hereof and of the Notes and each other document executed by Pledgor securing, guaranteeing or otherwise relating to the Notes (the Notes and such other documents, as each of the foregoing may from time to time be amended, consolidated, renewed or replaced, being collectively referred to herein as the "Loan Documents").

                               A G R E E M E N T:

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Defined Terms. The following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

         "Default" means the occurrence of any event which, but for the giving of notice or passage of time, or both, would be an Event of Default.

         "Event of Default" has the meaning provided in Section 8.

         "Lien" means any lien, charge or other encumbrance, whether arising by contract or by operation of law, or otherwise.

         "Proceeds" means all "proceeds," as such term is defined in the UCC and, to the extent not included in such definition, all proceeds whether cash or noncash, movable or immovable, tangible or intangible, from the Collateral, including, without limitation, those from the sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the

Collateral and all income, gain, credit, distributions and similar items from or with respect to the Collateral.

         "Secured Obligations" means the obligations of Pledgor under the Loan Documents, including, without limitation, the obligations of Pledgor to repay principal and other amounts under or with respect to, the Notes.

         "Transfer" means any conveyance, transfer (including, without limitation, any transfer of any direct or indirect legal or beneficial interest), sale, Lien, assignment, pledge, grant of a security interest or hypothecation, whether by law or otherwise, of, on or affecting the Collateral.

         "UCC" means the Uniform Commercial Code, as in effect from time to time in any applicable jurisdiction.

         2. Grant of Security Interest. As security for the full and punctual payment and performance of the Secured Obligations when due and payable (whether upon stated maturity, by acceleration or otherwise), Pledgor hereby grants, pledges, hypothecates, transfers and assigns to Pledgee a first and continuing lien on and first priority security interest (the "Security Interest") in all right, title, claim and interest of Pledgor in and to the Pledged Stock, together with all proceeds thereof, additions thereto and substitutions therefor, including without limitation any and all new or substituted or additional shares, other securities, cash or other properties distributed with respect to the Pledged Stock whether as a result of merger, consolidation, dissolution, reorganization, recapitalization, interest payment, stock split, stock dividend, reclassification, redemption or any other change declared or made in the capital structure of MagneTek, or otherwise (the "Collateral"), any and all certificates and instruments representing or evidencing the Collateral.

         3. Representations and Warranties of Pledgor. Pledgor hereby makes the following representations and warranties:

            (a) Ownership of Collateral. Pledgor is the legal and equitable owner of the Collateral free and clear of all liens, charges, encumbrances and security interests of every kind and nature.

            (b) Authority to Pledge. Pledgor has good right and lawful authority to pledge the Collateral in the manner hereby done or contemplated.

            (c) Governmental Approval. No consent or approval of any governmental body or regulatory authority, or of any securities exchange, will be necessary to the validity of the rights created hereunder which will not have been obtained.

            (d) Validity of Pledge Agreement. This Pledge Agreement constitutes a legal, valid and binding obligation of Pledgor, enforceable in accordance with its terms.

            (e) No conflict. Neither the execution or delivery of this Pledge Agreement nor the consummation of the transactions contemplated hereby (including the extension of the Unsecured Notes) constitute a violation of, conflict with, or constitute a default under, any contract, commitment, agreement, understanding, arrangement or other restriction of any kind to which Pledgor is a party or by which Pledgor is bound.

         4. Covenants of Pledgor. Pledgor hereby covenants to Pledgee:

            (a) Delivery of Pledged Stock, Etc. Concurrently with the execution of this Pledge Agreement, Pledgor is delivering to Pledgee the Collateral consisting of the Pledged Stock. The Collateral shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Pledgee. Without limitation, Pledgee shall not be deemed to "control" the Collateral for purposes of any applicable laws (including securities, environmental, tax, bankruptcy or other laws, other than for purposes of perfection under the UCC) as a result of the Collateral being registered in the name of Pledgee. In addition, Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

            (b) No Transfer. Except for the Transfer effected by this Pledge Agreement, Pledgor will not Transfer any of the Collateral or any interest therein, or suffer or permit any of the foregoing to occur. Any Transfer made in violation of the foregoing provisions shall be void and of no force and effect.

            (c) Payment of Charges and Claims. Pledgor shall within 30 days after Pledgor has actual knowledge thereof (i) pay all charges imposed by any governmental authority upon the Collateral, (ii) satisfy all material claims that have become due and payable and, under applicable law, have or may become Liens upon the Collateral, and (iii) discharge or cause to be discharged as a Lien of record by payment or filing of the bond required by applicable law or otherwise, any judgment, tax or other involuntary Lien filed or otherwise asserted against the Collateral. If Pledgor fails to pay or obtain the discharge of any charge, claim or Lien required to be paid or discharged under this
         Section 4(c), Pledgee may, but shall not be required to, at any time and from time to time, to the extent reasonably necessary to obtain or maintain the priority of the security interest created by this Pledge Agreement and without waiving or releasing any obligation of Pledgor under this Pledge Agreement or any other Loan Document, pay or obtain the discharge of any such charge, claim or Lien or take such other action with respect thereto as Pledgee deems, in its sole discretion, advisable. Pledgor shall reimburse Pledgee, upon demand, for any amounts expended by Pledgee in connection with the provisions of this
         Section 4(c), and all amounts expended by Pledgee hereunder shall become Secured Obligations hereunder.

            (d) Additional Collateral. If and to the extent that the aggregate fair market value of the Collateral on a given date ceases to be at least equal to the aggregate principal amount due under the Notes on such date, then upon Pledgee's request Pledgor shall promptly (and in all events within five days) provide such additional shares of MagneTek common stock, or other collateral acceptable to Pledgee, as Collateral such that the aggregate fair market value of the Collateral will be at least equal to the aggregate principal amount due under the Notes, or prepay the Notes in an amount sufficient to equalize such balances.

         5. Distributions. Whether or not a Default or an Event of Default has occurred or is continuing, Pledgee shall be entitled to receive directly, and to apply in accordance herewith, any distributions in respect of the Collateral or any Proceeds thereof now or at any time hereafter received or retained by Pledgee pursuant to the provisions of this Pledge Agreement.

         6. Voting and other Consensual Rights.

            (a) No Default or Event of Default. So long as no Default or Event of Default shall exist, Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral for any purpose not inconsistent with the terms of this Pledge Agreement and the other Loan Documents.

            (b) Upon Occurrence of Default or Event of Default. So long as a Default or an Event of Default shall exist, at the sole option of the Pledgee, any or all rights of Pledgor to exercise voting and other consensual rights shall cease, at the option of Pledgee, and Pledgee, if and when it notifies Pledgor of the exercise of such option, shall have the sole right and power to exercise any or all such voting and other consensual rights and to receive and to hold as Collateral any or all such cash and other property.

         7. Power-of-Attorney. Pledgor hereby irrevocably authorizes and empowers Pledgee and assigns and transfers unto Pledgee, and constitutes and appoints Pledgee and any of its assigns its true and lawful attorney-in-fact, and as its agent, irrevocably, with full power of substitution for it and in its name, in order to more fully vest in Pledgee the rights and remedies provided for herein, and Pledgor further authorizes and empowers Pledgee and any of its assigns, as its attorney-in-fact, and as its agent, irrevocably, with full power of substitution for it and in its name, to proceed from time to time in Pledgor's name in any statutory or non-statutory proceeding affecting Pledgor or the Collateral. Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing. The foregoing powers-of-attorney are irrevocable and coupled with an interest, and any similar or dissimilar powers heretofore granted, assigned or transferred by Pledgor in respect of the Pledged Interest to any other Person other than Pledgee are hereby revoked. The power-of-attorney granted herein shall terminate automatically upon the termination of this Pledge Agreement in accordance with the terms hereof.

         8. Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Pledge
Agreement:

            (a) The voluntary or involuntary commencement of a case under the United States Bankruptcy Code with respect to Pledgor.

            (b) The failure of Pledgor to pay the Notes when fully due and payable.

            (c) The breach of any agreement of Pledgor contained in this Pledge Agreement.

         9. Remedies. If an Event of Default shall exist:

            (a) Remedies with Respect to Collateral. Pledgee, without obligation to resort to any other security, right or remedy granted under any other agreement or instrument, shall have the right to, in addition to all rights, powers and remedies of a secured party pursuant to the UCC and, in addition to any and all rights which Pledgee may have at law or in equity, at any time and from time to time, (i) if applicable, cause any or all of the Pledged Interest to be registered in or transferred into the name of Pledgee or into the name of a nominee or nominees, or designee or designees, of Pledgee, and/or (ii) pursuant to Section 10, sell, resell, assign and deliver, in its sole discretion, any or all of the Collateral or any other security for the Secured Obligations (whether in whole or in part and at the same or different times) and all right, title and interest, claim and demand therein and right of redemption thereof, at public or private sale, for cash, upon credit (by Pledgee only), and in connection therewith Pledgee may grant options and may impose reasonable conditions, Pledgor hereby waiving and releasing any and all rights of redemption. If all or any portion of the Collateral is sold by Pledgee upon credit (by Pledgee only), Pledgee shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, Pledgee may resell such Collateral. It is expressly agreed that Pledgee may exercise its rights with respect to less than all of the Collateral, leaving unexercised its rights with respect to the remainder of the Collateral; provided, however, that such partial exercise shall in no way restrict or jeopardize Pledgee's right to exercise its rights with respect to all or any other portion of the remainder of the Collateral at a later time or times. Pledgee may exercise all of the rights and remedies of a secured party under the UCC. The rights, powers and remedies of Pledgee under this Pledge Agreement shall be cumulative and not exclusive of any other right, power or remedy which Pledgee may have against Pledgor or existing at law or in equity or otherwise.

            (b) Cure. Without limiting any other provision of this Pledge Agreement, and without waiving or releasing Pledgor from any obligation or default hereunder, Pledgee shall have the right, but not the obligation, to perform any act or take any appropriate action, as it, in its reasonable judgment, may deem necessary to cure such Default or Event of Default or cause any term, covenant, condition or obligation required under this Pledge Agreement to be performed or observed by Pledgor to be promptly performed or observed on behalf of Pledgor or to protect the security of this Pledge Agreement. All reasonable amounts advanced by, or on behalf of, Pledgee in exercising its rights under this Section 9(b) (including, but not limited to, reasonable legal expenses and disbursements incurred in connection therewith) shall be payable by such Pledgor to Pledgee upon demand therefor and shall become Secured Obligations hereunder.

         10. Sales of the Collateral. No demand, advertisement or notice, all of which are hereby expressly waived by Pledgor, shall be required in connection with any sale or other disposition of all or any part of the Collateral, except that Pledgee shall give Pledgor at least 10 days' prior written notice of the time and place of any public sale or of the time and the place at which any private sale or other disposition is to be made, which notice Pledgor hereby agrees is reasonable, all other demands, advertisements and notices being hereby waived. To the extent permitted by law, Pledgee shall not be obligated to make any sale of the Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given, and Pledgee may without notice or publication adjourn any public or private sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Upon each public or private sale of any portion of or all of the Collateral, unless prohibited by any applicable statute which cannot be waived, Pledgee (or its nominee or designee) may purchase any or all of the Collateral being sold, free and clear of and discharged from any trusts, claims, equity or right of redemption of Pledgor, all of which are hereby waived and released to the extent permitted by applicable law, and may make payment therefor by credit against any of the Secured Obligations in lieu of cash or any other obligations. In the case of any sale, public or private, of any portion of or all of the Collateral, Pledgor shall be responsible for the payment of all reasonable costs and expenses of every kind for the sale and delivery, including, without limitation, brokers' and reasonable attorneys' fees and disbursements and any tax imposed thereon. The proceeds of the sale of the Collateral shall be available to cover such costs and expenses and, after deducting such costs and expenses from the proceeds of the sale, Pledgee shall first apply any residue to the payment of costs and expenses comprising Secured Obligations and shall apply any further residue to the payment of any outstanding principal amount with respect to the Secured Obligations until fully paid.

         11. Receipt of Sale Proceeds. Upon any sale of the Collateral, or any portion thereof, by Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

         12. Modification, Waiver in Writing. No modification, amendment, extension, discharge, termination or waiver of any provision of this Pledge Agreement or any other Loan Document, or consent to any departure by Pledgor therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to or demand on Pledgor shall entitle Pledgor to any other or future notice or demand in the same, similar or other circumstances.

         13. Notices. All notices and other communications given hereunder shall be given in accordance with the Loan Documents.

         14. Pledgee Not Bound. Pledgee shall not be obligated to perform or discharge any obligation of Pledgor as a result of the collateral assignment hereby effected. The acceptance by Pledgee of this Pledge Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate Pledgee to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

         15. No Release, Etc. The obligations of Pledgor under this Pledge Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstances or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, any of the Loan Documents or any other instrument or agreement referred to therein, or any assignment or transfer thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument or agreement or this Pledge Agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Pledge Agreement or any other Loan Document; (c) any furnishing of any additional security to Pledgee or any acceptance thereof or any sale, exchange, release, surrender or realization of or upon any security by Pledgee; or (d) any invalidity, irregularity or unenforceability of all or part of the Secured Obligations or of any security therefor.

         16. Severability. Wherever possible, each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

         17. Further Assurances. Pledgor agrees to do such further acts and things and to execute and deliver to Pledgee such additional conveyances, assignments, agreements and instruments as Pledgee from time to time may reasonably require or deem reasonably advisable to carry into effect this Pledge Agreement or to further assure and confirm unto Pledgee the rights, powers and remedies intended to be granted hereunder or under any other Loan Document. Pledgor hereby agrees to sign and deliver to Pledgee such documents, in form acceptable to Pledgee, as Pledgee may from time to time reasonably request or as are reasonably necessary in the opinion of Pledgee to establish and maintain a valid and perfected Security Interest in the Collateral and to pay any filing fees and taxes related thereto.

         18. Headings. The Article and Section headings in this Pledge Agreement are included herein for convenience of reference only and shall not constitute a part of this Pledge Agreement for any other purpose.

         19. Waiver of Defenses; Offset. To the fullest extent permitted by applicable law, Pledgor waives any defense arising by reason of any disability or other defense of Pledgor by reason of the cessation from any cause whatsoever of the liability of Pledgor. To the fullest extent permitted by applicable law, Pledgor waives any set-off, defense or counterclaim which Pledgor may have or claim to have against Pledgee. Pledgee has and at all times may exercise, whether or not a Default exists in respect of the Secured Obligations, a right of offset in respect thereof, and to the extent such right is exercised, the Secured Obligations will be reduced accordingly.

         20. Waiver of Marshaling of Assets Defense. To the fullest extent that Pledgor may legally do so, Pledgor waives all rights to a marshaling of the assets of Pledgor and of the Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the interests hereby created, and agrees not to assert any right under any laws pertaining to the marshaling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Pledgee under the Loan Documents to a sale of the Collateral for the collection of the Secured Obligations without any prior or different resort for collection, or the right of Pledgee to the payment of such obligations and liabilities in preference to every other claimant whatsoever.

         21. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         22. Governing Law.

             (a) THIS PLEDGE AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, PLEDGOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS PLEDGE AGREEMENT AND THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

             (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST PLEDGOR ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NASHVILLE, TENNESSEE AND PLEDGOR WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.

         23. TRIAL BY JURY. PLEDGOR AND PLEDGEE, TO THE FULLEST EXTENT THAT THEY MAY LAWFULLY DO SO, HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION, BROUGHT BY ANY PARTY HERETO WITH RESPECT TO THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENTS.

         Pledgor hereby acknowledges that he has had the opportunity to consult with counsel before executing this Pledge Agreement.

         IN WITNESS WHEREOF, Pledgor has caused this Pledge Agreement to be executed and delivered on the date first set forth above.


                                       PLEDGOR:



                                       -----------------------------------------
                                                     RONALD N. HOGE


                                       PLEDGEE:

                                       MAGNETEK, INC.


                                       By:
                                           -------------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------